UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): JANUARY 1, 2005


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
         (State or other jurisdiction of incorporation or organization)

        0-25121                                         41-1597886
(Commission File No.)                          (IRS Employer Identification No.)

              6105 Trenton Lane North, Minneapolis, Minnesota 55442
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (763) 551-7000
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective as of January 1, 2005, the Compensation Committee of the Board of Directors of Select Comfort Corporation has approved the Executive Tax and Financial Planning Program providing for the reimbursement of certain approved tax and financial planning services for executive officers of the company. A copy of the Executive Tax and Financial Planning Program is attached as
Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(C)     EXHIBITS.

        Exhibit 10.1 Select Comfort Corporation Executive Tax and Financial Planning Program


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SELECT COMFORT CORPORATION
                                               (Registrant)


Dated:  January 3, 2005                        By:    /s/ Mark A. Kimball
                                                  -----------------------------

                                               Title: Senior Vice President
                                                     --------------------------



                                INDEX TO EXHIBITS

Exhibit No.       Description of Exhibit
-----------       ----------------------

10.1              Select Comfort Corporation Executive Tax and Financial
                  Planning Program



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